UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2011

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The New Century Bank Directors’ Deferral Plan was amended and restated on November 16, 2011 to ensure compliance with applicable regulations and to provide that the eventual payment of compensation deferred under the plan will now be made only in the form of the Registrant’s common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Directors’ Deferral Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: November 22, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Directors’ Deferral Plan